UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2020

WEWARDS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

000-55957	33-1230099
(Commission File Number)	(IRS Employer Identification No.)

2960 West Sahara Avenue, Las Vegas, NY 89102

(Address of Principal Executive Offices and Zip Code)

(702) 944-5599

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Company's Certifying Accountant.

(a)  Effective February 21, 2020, Wewards, Inc. (the “Company”) dismissed Prager Metis, LLC, CPA’s (“Prager Metis”) as the Company’s independent registered public accounting firm. The dismissal was recommended and approved by the Company's board of directors.

The report of Prager Metis regarding the Company’s financial statements for the most recent fiscal year of the Company ended May 31, 2019, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report contained an explanatory paragraph with respect to uncertainty as to the Company’s ability to continue as a going concern. Prager Metis was not the Company’s independent registered public accounting firm, and did not an issue an audit report, with respect to the Company’s preceding fiscal year ended May 31, 2018.

During the most recent fiscal year of the Company and subsequent interim period through February 21, 2020, there were (i) no disagreements between the Company and Prager Metis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager Metis, would have caused Prager Metis to make reference thereto in its report on the Company’s financial statements, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Prager Metis with a copy of the disclosure in the preceding two paragraphs and requested in writing that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Prager Metis provided a letter, dated February 24, 2020, stating its agreement with such statements as related to Prager Metis, which is attached as Exhibit 16.1 to this Form 8-K.

(b)  On February 21, 2020, the Company engaged M&K CPAS, PLLC (“M&K”) to serve as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2020. The engagement was recommended and approved by the Company's board of directors.

During the Company’s two most recent fiscal years ended May 31, 2019 and 2018 and the subsequent interim period through February 21, 2020, neither the Company nor anyone acting on its behalf consulted with M&K regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements by M&K, nor did M&K provide written or oral advice to the Company that M&K concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (iii) any matter that was the subject of a “disagreement” or “reportable event” (as such terms are described in Items 304(a)(1)(iv) and (v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(a)

Exhibits.

Exhibit 16.1

Letter on Change in Certifying Accountant dated February 24, 2020, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WEWARDS, INC.

Date: February 25, 2020

By:	/s/ Lei Pei
Lei Pei Chief Executive Officer

EXHIBIT INDEX

No.

Description

Exhibit 16.1

Letter on Change in Certifying Accountant dated February 24, 2020, filed herewith.

4